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                                                                    EXHIBIT 99.B


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q for the period ending September 30, 2002, of East Coast Power, L.L.C. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John L. Harrison, Senior Vice President and Chief Financial Officer, certify
(i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ John L. Harrison
                                              ----------------------------------
                                                       John L. Harrison
                                                Senior Vice President, Chief
                                               Financial Officer, and Class A
                                                            Manager
                                                (Principal Financial Officer)

                                              November 14, 2002